Exhibit 99.1

Monotype Announces Third Quarter 2017 Results

Creative Professional grows 13 percent organically; OEM stabilization ahead of schedule; and profitability exceeds expectations

WOBURN, Mass.--(BUSINESS WIRE)--October 31, 2017--Monotype Imaging Holdings Inc. (Nasdaq: TYPE) today announced financial results for the third quarter ended September 30, 2017.

Third quarter 2017 highlights

  Revenue for the quarter was $60.5 million, an increase of 16%, year over year. Pro Forma non-GAAP revenue for the quarter was $61.0 million.
  Creative Professional revenue was $34.5 million, up 24%, year over year, 13% organically.
  Net income was $1.3 million. Non-GAAP net adjusted EBITDA was $15.9 million, or 26% of revenue, which outperformed expectations. Pro Forma non-GAAP net adjusted EBITDA was $16.5 million, or 27% of Pro Forma non-GAAP revenue.
  Approximately 80% of estimated printer revenue was under recurring fixed fee arrangements at the close of the quarter.

“We are pleased with our strong third quarter results, highlighted by continued growth in Creative Professional, and better than expected results in both stabilizing our OEM business and improving profitability margins,” said Scott Landers, president and CEO of Monotype. “Our enterprise sales team has played a significant role in expanding Monotype’s presence within the Global 2000, and it’s clear that our holistic value proposition is resonating with these brands.”

Tony Callini, executive vice president and chief financial officer of Monotype, said, “As we focus on driving top-line growth and further accelerating profitability, we remain committed to continuing the strong momentum in Creative Professional, integrating and growing Olapic, expanding our reach within the Global 2000 and stabilizing OEM. Our third quarter results demonstrate that our strategy is working. Looking to the remainder of 2017 and into 2018, we will continue our disciplined approach to capital investment with the ultimate goal of growing revenue, driving margins and creating value for our shareholders.”

Third quarter 2017 operating results
Revenue for the quarter increased 16% to $60.5 million, compared to $52.2 million for the third quarter of 2016. Creative Professional revenue was $34.5 million, a 24% increase from the third quarter of 2016. OEM revenue was $26.0 million, an increase of 6% from the same period in 2016.

Net income was $1.3 million, compared to net income of $2.4 million in the third quarter of 2016. Earnings per diluted share was $0.03 cents, compared to earnings per diluted share of $0.06 in the prior year. Non-GAAP net income, which excludes the amortization of intangible assets, stock-based compensation expense and acquisition-related compensation expense, net of taxes, was $4.9 million, compared to $7.1 million in the third quarter of 2016. Non-GAAP earnings per diluted share was $0.12 compared to $0.18 in the prior year period.

Non-GAAP net adjusted EBITDA was $15.9 million, or 26% of revenue, which exceeded expectations, compared to $15.5 million in the third quarter of 2016.

Pro Forma operating results
Pro Forma results assume the company had owned Olapic for the full periods presented, and exclude the impact of purchase accounting related adjustments, as well as transaction costs.

Pro Forma non-GAAP revenue in the third quarter was $61.0 million and Pro Forma non-GAAP net adjusted EBITDA was $16.5 million.

Cash and cash flow
Monotype had cash and cash equivalents of $79.5 million as of September 30, 2017, compared to $83.7 million as of June 30, 2017 and $97.6 million as of September 30, 2016. The company generated $8.9 million of cash from operations in the third quarter of 2017, and repaid $3.0 million on its outstanding revolving line of credit.

In the third quarter, Monotype repurchased 230,000 shares of common stock on the open market at prevailing market prices for a total consideration of $4.2 million, as part of the stock repurchase program announced in August 2016.

Quarterly dividend
Monotype’s most recent dividend payment of $0.113 per share was paid on October 20, 2017 to shareholders of record as of October 2, 2017. The next dividend payment of $0.113 cents per share will be paid on January 22, 2018, to shareholders of record as of the close of business on January 2, 2018.

Financial outlook
Monotype’s fourth quarter and updated full-year financial guidance are set forth in the following tables:

(in $ millions, except per share data)	Q4 2017	Full Year 2017
Revenue	$60.2-$64.2	$231.0-$235.0
Non-GAAP net adjusted EBITDA	$12.5-$15.5	$49.5-$52.5
Operating expenses	$46.0-$48.0	$177.0-$179.0
GAAP earnings per diluted share	$0.00-$0.02	$0.00-$0.01
Non-GAAP earnings per diluted share	$0.08-$0.10	$0.19-$0.20

	Q4 2017	Full Year 2017
Pro Forma revenue	$60.5-$64.5	$234.3-$238.3
Pro Forma non-GAAP net adjusted EBITDA	$12.8-$15.8	$52.8-$55.8

Conference call details
Monotype will host a conference call on Tuesday, October 31, at 8:30 a.m. EDT to discuss the company’s third quarter 2017 results. Individuals who are interested in listening to the audio webcast should log on to the “Investors” portion of the “Company” section of Monotype’s website at www.monotype.com. The live call can also be accessed by dialing 844-229-7594 (domestic) or 314-888-4259 (international) using passcode 4999899. If individuals are unable to listen to the live call, the audio webcast will be archived in the Investors portion of the company’s website for one year

Non-GAAP financial measures
This press release contains non-GAAP financial measures under the rules of the U.S. Securities and Exchange Commission. This non-GAAP information supplements and is not intended to represent a measure of performance in accordance with disclosures required by generally accepted accounting principles. Non-GAAP financial measures are used internally to manage the business, such as in establishing an annual operating budget and in reporting to lenders. Non-GAAP financial measures are used by Monotype management in its operating and financial decision-making because management believes these measures reflect ongoing business in a manner that allows meaningful period-to-period comparisons. Accordingly, Monotype believes it is useful for investors and others to review both GAAP and non-GAAP measures in order to (a) understand and evaluate current operating performance and future prospects in the same manner as management does and (b) compare in a consistent manner the company’s current financial results with past financial results. The primary limitations associated with the use of non-GAAP financial measures are that these measures may not be directly comparable to the amounts reported by other companies and they do not include all items of income and expense that affect operations. Monotype management compensates for these limitations by considering the company’s financial results and outlook as determined in accordance with GAAP and by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures in the tables attached to this press release.

Forward-looking statements
This press release may contain forward-looking statements including those related to future revenues and operating results, the financial impact of the Olapic acquisition, the growth of the company’s Olapic, Creative Professional business and OEM business, the execution of the company’s product, growth and expansion strategies and anticipated business momentum that involve risks and uncertainties that could cause the company’s actual results to differ materially. Factors that might cause or contribute to such differences include, but are not limited to: risks associated with changes in the economic climate including decreased demand for the company’s products or products that incorporate the company’s solutions; risks associated with the company’s ability to adapt its products or services to new markets and to anticipate and quickly respond to evolving technologies and customer requirements; risks associated with the company’s development of and the market acceptance of new products, product features or services; risks associated with the company’s integration of the Olapic acquisition and the future growth of Olapic; risks associated with the company’s ability to expand products and services offered through acquired companies; risks associated with increased competition in markets the company serves, including the risks that increased competition may result in the company’s inability to gain new customers, retain existing customers or may force the company to reduce prices; risks associated with the ownership and enforcement of the company’s intellectual property; and risks associated with geopolitical conditions and changes in the financial markets. Additional disclosure regarding these and other risks faced by the company is available in the company’s public filings with the Securities and Exchange Commission, including the risk factors included in the company’s Annual Report on Form 10-K for the year ended December 31, 2016 and subsequent filings. The forward-looking financial information set forth in this press release reflects estimates based on information available at this time. These amounts could differ from actual reported amounts to be included in the company’s future earnings releases and public filings. While the company may elect to update forward-looking statements at some point in the future, the company specifically disclaims any obligation to do so, even if an estimate changes.

About Monotype
Monotype provides the design assets, technology and expertise that help create beautiful, authentic and impactful brands that customers will engage with and value, wherever they experience the brand, now and in the future. Further information is available at www.monotype.com. Follow Monotype on Twitter, Instagram and LinkedIn.

Monotype is a trademark of Monotype Imaging Inc. registered in the U.S. Patent and Trademark Office and may be registered in certain jurisdictions. ©2017 Monotype Imaging Holdings Inc. All rights reserved.

MONOTYPE IMAGING HOLDINGS INC. CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited and in thousands)

	September 30, 2017	December 31, 2016
Assets
Current assets:
Cash and cash equivalents	$79,540	$91,434
Restricted cash	5,000	—
Accounts receivable, net of allowance for doubtful accounts	30,424	26,549
Income tax refunds receivable	2,314	2,967
Prepaid expense and other current assets	6,361	4,631

Total current assets	123,639	125,581
Property and equipment, net	16,690	14,166
Goodwill	278,487	273,489
Intangible assets, net	86,555	90,717
Restricted cash	12,990	17,992
Other assets	2,920	3,075

Total assets	$521,281	$525,020

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$2,185	$2,170
Accrued expenses and other current liabilities	31,409	28,762
Accrued income taxes payable	314	1,473
Deferred revenue	16,898	16,081

Total current liabilities	50,806	48,486
Revolving line of credit	96,000	105,000
Other long-term liabilities	11,430	11,753
Deferred income taxes	38,286	37,780
Reserve for income taxes	2,685	2,727
Accrued pension benefits	6,092	5,296
Stockholders’ equity:
Common stock	44	43
Additional paid-in capital	292,272	274,946
Treasury stock, at cost	(63,359)	(56,232)
Retained earnings	90,657	105,718
Accumulated other comprehensive loss	(3,632)	(10,497)

Total stockholders’ equity	315,982	313,978

Total liabilities and stockholders’ equity	$521,281	$525,020

MONOTYPE IMAGING HOLDINGS INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited and in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Revenue	$60,507	$52,229	$ 170,773	$150,804
Cost of revenue	9,719	8,534	28,638	24,441
Cost of revenue—amortization of acquired technology	885	1,327	2,644	3,589

Total cost of revenue	10,604	9,861	31,282	28,030

Gross profit	49,903	42,368	139,491	122,774
Operating expenses:
Marketing and selling	22,453	16,538	66,417	45,273
Research and development	8,997	7,781	27,778	21,108
General and administrative	11,291	11,353	34,032	28,840
Amortization of other intangible assets	1,021	941	3,051	2,418

Total operating expenses	43,762	36,613	131,278	97,639

Income from operations	6,141	5,755	8,213	25,135
Other expense:
Interest expense, net	699	351	2,056	549
Other expense, net	1,444	272	4,858	479

Total other expense	2,143	623	6,914	1,028

Income before provision for income taxes	3,998	5,132	1,299	24,107
Provision for income taxes	2,737	2,707	1,609	9,671

Net income (loss)	$1,261	$2,425	$ (310)	$14,436

Net income (loss) available to common stockholders—basic	$1,196	$2,341	$ (310)	$13,982

Net income (loss) available to common stockholders—diluted	$1,195	$2,340	$ (310)	$13,983

Net income (loss) per common share:
Basic	$0.03	$0.06	$ (0.01)	$0.36

Diluted	$0.03	$0.06	$ (0.01)	$0.35

Weighted-average number of shares outstanding:
Basic	39,594,130	39,977,120	39,576,312	39,348,437
Diluted	39,798,779	40,261,247	39,576,312	39,699,790
Dividends declared per common share	$0.113	$0.110	$ 0.339	$0.330

MONOTYPE IMAGING HOLDINGS INC. OTHER INFORMATION (Unaudited and in thousands)

RECONCILIATION OF GAAP REVENUE TO NON-GAAP PRO FORMA REVENUE

	Three Months Ended September 30, 2017
	Monotype	Olapic	Combined
GAAP revenue	$55,275	$5,232	$60,507
Pre-acquisition revenue(1)	—	—	—
Deferred revenue impairment	—	540	540

Pro Forma non-GAAP revenue	$55,275	$5,772	$61,047

(1) Pro Forma non-GAAP revenue has no pre-acquisition revenue adjustments in the three months ended September 30, 2017. We acquired Olapic on August 9, 2016.

	Nine Months Ended September 30, 2017
	Monotype	Olapic	Combined
GAAP revenue	$157,315	$13,458	$170,773
Pre-acquisition revenue(1)	—	—	—
Deferred revenue impairment	—	2,828	2,828

Pro Forma non-GAAP revenue	$157,315	$16,286	$173,601

(1) Pro Forma non-GAAP revenue has no pre-acquisition revenue adjustments in the nine months ended September 30, 2017. We acquired Olapic on August 9, 2016.

RECONCILIATION OF GAAP NET INCOME (LOSS) TO NON-GAAP NET ADJUSTED EBITDA

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Net income (loss)	$1,261	$2,425	$(310)	$14,436
Interest expense, net	699	351	2,056	549
Other expense, net	1,444	272	4,858	479
Provision for income taxes	2,737	2,707	1,609	9,671

Income from operations	$6,141	$5,755	$8,213	$25,135
Depreciation and amortization	3,098	3,343	9,271	9,114
Share based compensation	5,271	5,306	15,294	12,705
Acquisition-related compensation(1)	1,407	1,077	4,221	2,233

Net adjusted EBITDA	$15,917	$15,481	$36,999	$49,187

(1) For the three months ended September 30, 2017 and 2016, the amount includes $0.5 million and $0.6 million, respectively, of expense associated with the deferred compensation arrangement resulting from an amendment to the Swyft Merger Agreement and $0.9 million and $0.5 million, respectively, of expense associated with the deferred compensation arrangement with the founders of Olapic in connection with the acquisition. For the nine months ended September 30, 2017 and 2016, the amount includes $1.6 million and $1.7 million, respectively, of expense associated with the deferred compensation arrangement resulting from an amendment to the Swyft Merger Agreement and $2.6 million and $0.5 million, respectively, of expense associated with the deferred compensation arrangement with the founders of Olapic in connection with the acquisition.

MONOTYPE IMAGING HOLDINGS INC. OTHER INFORMATION (Unaudited and in thousands, except share and per share amounts)

RECONCILIATION OF GAAP NET INCOME (LOSS) TO NON-GAAP NET INCOME

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
GAAP net income (loss)	$1,261	$2,425	$(310)	$14,436
Amortization, net of tax of $1,319, $1,195, $4,619 and $2,409, respectively	587	1,073	1,076	3,598
Share based compensation, net of tax of $3,648, $2,796, $12,403 and $5,095, respectively	1,623	2,510	2,891	7,610
Acquisition-related compensation, net of tax of $0, $0, $0 and $0, respectively(1)	1,407	1,077	4,221	2,233

Non-GAAP net income	$4,878	$7,085	$7,878	$27,877

(1) For the three months ended September 30, 2017 and 2016, the amount includes $0.5 million and $0.6 million, respectively, of expense associated with the deferred compensation arrangement resulting from an amendment to the Swyft Merger Agreement and $0.9 million and $0.5 million, respectively, of expense associated with the deferred compensation arrangement with the founders of Olapic in connection with the acquisition. For the nine months ended September 30, 2017 and 2016, the amount includes $1.6 million and $1.7 million, respectively, of expense associated with the deferred compensation arrangement resulting from an amendment to the Swyft Merger Agreement and $2.6 million and $0.5 million, respectively, of expense associated with the deferred compensation arrangement with the founders of Olapic in connection with the acquisition.

RECONCILIATION OF GAAP EARNINGS (LOSS) PER DILUTED SHARE TO NON-GAAP EARNINGS PER DILUTED SHARE

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
GAAP net income (loss) per diluted share	$0.03	$0.06	$(0.01)	$0.35
Amortization, net of tax of $0.03, $0.03, $0.12 and $0.06, respectively	0.01	0.03	0.03	0.09
Share based compensation, net of tax of $0.09, $0.07, $0.31 and $0.13, respectively	0.04	0.06	0.07	0.20
Acquisition-related compensation, net of tax of $0.00, $0.00, $0.00 and $0.00, respectively(1)	0.04	0.03	0.11	0.06

Non-GAAP earnings per diluted share	$0.12	$0.18	$0.20	$0.70

(1) For the three months ended September 30, 2017 and 2016, the amount includes $0.5 million, or $0.01 per share, and $0.6 million, or $0.02 per share, respectively, of expense associated with the deferred compensation arrangement resulting from an amendment to the Swyft Merger Agreement and $0.9 million, or $0.02 per share, and $0.5 million, or $0.01 per share, respectively, of expense associated with the deferred compensation arrangement with the founders of Olapic in connection with the acquisition. For the nine months ended September 30, 2017 and 2016, the amount includes $1.6 million, or $0.04 per share, and $1.7 million, or $0.04 per share, respectively, of expense associated with the deferred compensation arrangement resulting from an amendment to the Swyft Merger Agreement and $2.6 million, or $0.07 per share, and $0.5 million, or $0.01 per share, respectively, of expense associated with the deferred compensation arrangement with the founders of Olapic in connection with the acquisition.

MONOTYPE IMAGING HOLDINGS INC.
OTHER INFORMATION
(Unaudited and in thousands)

RECONCILIATION OF GAAP NET INCOME (LOSS) TO NON-GAAP PRO FORMA NET ADJUSTED EBITDA

	Three Months Ended September 30, 2017
	Monotype	Olapic	Combined
GAAP net income (loss)	$9,020	$(7,759)	$1,261
Interest expense, net	699	—	699
Other expense, net	1,229	215	1,444
Provision for income taxes	2,330	407	2,737

Income (loss) from operations	13,278	(7,137)	6,141
Pre-acquisition net adjusted EBITDA(1)	—	—	—
Deferred revenue impairment(2)	—	540	540
Depreciation and amortization	2,335	763	3,098
Share based compensation	4,199	1,072	5,271
Acquisition-related compensation(3)	532	875	1,407
Transaction costs(4)	—	—	—

Pro Forma non-GAAP net adjusted EBITDA	$20,344	$(3,887)	$16,457

(1) Pro Forma non-GAAP net adjusted EBITDA has no pre-acquisition non-GAAP net adjusted EBITDA adjustments in the three months ended September 30, 2017. We acquired Olapic on August 9, 2016.
(2) Pro Forma non-GAAP net adjusted EBITDA includes $0, $0.5 million and $0.5 million, respectively, to add back the estimated purchase accounting adjustment for the impairment of deferred revenue.
(3) Acquisition-related compensation includes $0.5 million, $0.9 million and $1.4 million, respectively, of expense associated with the deferred compensation arrangements resulting from an amendment to the Swyft Merger Agreement and expense associated with the deferred compensation arrangements with the founders of Olapic in connection with the acquisition.
(4) In the three months ended September 30, 2017, the Company did not incur any transaction expenses for the Olapic acquisition. Consequently, there is no adjustment to Pro Forma non-GAAP net adjusted EBITDA for these type of costs.

RECONCILIATION OF GAAP NET INCOME (LOSS) TO NON-GAAP PRO FORMA NET ADJUSTED EBITDA

	Nine Months Ended September 30, 2017
	Monotype	Olapic	Combined
GAAP net income (loss)	$24,054	$(24,364)	$(310)
Interest expense, net	2,056	—	2,056
Other expense, net	4,311	547	4,858
Provision (benefit) for income taxes	1,873	(264)	1,609

Income (loss) from operations	32,294	(24,081)	8,213
Pre-acquisition net adjusted EBITDA(1)	—	—	—
Deferred revenue impairment(2)	—	2,828	2,828
Depreciation and amortization	7,016	2,255	9,271
Share based compensation	12,437	2,857	15,294
Acquisition-related compensation(3)	1,596	2,625	4,221
Transaction costs(4)	—	—	—

Pro Forma non-GAAP net adjusted EBITDA	$53,343	$(13,516)	$39,827

(1) Pro Forma non-GAAP net adjusted EBITDA has no pre-acquisition non-GAAP net adjusted EBITDA adjustments in the nine months ended September 30, 2017. We acquired Olapic on August 9, 2016.
(2) Pro Forma non-GAAP net adjusted EBITDA includes $0, $2.8 million and $2.8 million, respectively, to add back the estimated purchase accounting adjustment for the impairment of deferred revenue.
(3) Acquisition-related compensation includes $1.6 million, $2.6 million and $4.2 million, respectively, of expense associated with the deferred compensation arrangements resulting from an amendment to the Swyft Merger Agreement and expense associated with the deferred compensation arrangements with the founders of Olapic in connection with the acquisition.
(4) In the nine months ended September 30, 2017, the Company did not incur any transaction expenses for the Olapic acquisition. Consequently, there is no adjustment to Pro Forma non-GAAP net adjusted EBITDA for these type of costs.

MONOTYPE IMAGING HOLDINGS INC. OTHER INFORMATION (Unaudited and in thousands)

OTHER INFORMATION Share based compensation is comprised of the following:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Marketing and selling	$2,455	$2,164	$7,348	$5,349
Research and development	1,131	1,180	3,227	2,869
General and administrative	1,685	1,962	4,719	4,487

Total expensed	$5,271	$5,306	$15,294	$12,705
Property and equipment	44	—	97	—

Total share based compensation	$5,315	$5,306	$15,391	$12,705

MARKET INFORMATION The following table presents revenue for our two major markets:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Creative Professional	$34,521	$27,798	$92,234	$75,170
OEM	25,986	24,431	78,539	75,634

Total	$60,507	$52,229	$170,773	$150,804

MONOTYPE IMAGING HOLDINGS INC. RECONCILIATION OF FORECAST GAAP REVENUE TO FORECAST PRO FORMA NON-GAAP REVENUE (Unaudited and in thousands)

	Low End of Guidance
	Q4 2017
	Monotype	Olapic	Combined
GAAP revenue	$54,700	$5,500	$60,200
Deferred revenue impairment	—	300	300

Pro Forma non-GAAP revenue	$54,700	$5,800	$60,500

	High End of Guidance
	Q4 2017
	Monotype	Olapic	Combined
GAAP revenue	$57,700	$6,500	$64,200
Deferred revenue impairment	—	300	300

Pro Forma non-GAAP revenue	$57,700	$6,800	$64,500

	Low End of Guidance
	2017
	Monotype	Olapic	Combined
GAAP revenue	$212,000	$19,000	$231,000
Deferred revenue impairment	—	3,300	3,300

Pro Forma non-GAAP revenue	$212,000	$22,300	$234,300

	High End of Guidance
	2017
	Monotype	Olapic	Combined
GAAP revenue	$215,000	$20,000	$235,000
Deferred revenue impairment	—	3,300	3,300

Pro Forma non-GAAP revenue	$215,000	$23,300	$238,300

MONOTYPE IMAGING HOLDINGS INC. RECONCILIATION OF FORECAST GAAP NET INCOME (LOSS) TO FORECAST NON-GAAP NET ADJUSTED EBITDA (Unaudited and in thousands)

	Low End of Guidance
	Q4 2017
	Monotype	Olapic	Combined
GAAP net income (loss)	$1,300	$(1,200)	$100
Interest expense, net	800	—	800
Other expense, net	1,500	—	1,500
Provision (benefit) for income taxes	5,500	(5,300)	200

Income (loss) from operations	9,100	(6,500)	2,600
Depreciation and amortization	2,300	800	3,100
Share based compensation	4,200	1,100	5,300
Acquisition-related compensation(1)	600	900	1,500

Non-GAAP net adjusted EBITDA	$16,200	$(3,700)	$12,500

(1) Includes charges to operations for portions of merger consideration accounted for as compensation expense under GAAP.

	High End of Guidance
	Q4 2017
	Monotype	Olapic	Combined
GAAP net income (loss)	$1,800	$(1,000)	$800
Interest expense, net	800	—	800
Other expense, net	800	—	800
Provision (benefit) for income taxes	7,700	(4,500)	3,200

Income (loss) from operations	11,100	(5,500)	5,600
Depreciation and amortization	2,300	800	3,100
Share based compensation	4,200	1,100	5,300
Acquisition-related compensation(1)	600	900	1,500

Non-GAAP net adjusted EBITDA	$18,200	$(2,700)	$15,500

(1) Includes charges to operations for portions of merger consideration accounted for as compensation expense under GAAP.

MONOTYPE IMAGING HOLDINGS INC. RECONCILIATION OF FORECAST GAAP NET INCOME (LOSS) TO FORECAST NON-GAAP NET ADJUSTED EBITDA (Unaudited and in thousands)

	Low End of Guidance
	2017
	Monotype	Olapic	Combined
GAAP net income (loss)	$2,100	$(2,000)	$100
Interest expense, net	2,900	—	2,900
Other expense, net	5,800	500	6,300
Provision (benefit) for income taxes	30,500	(29,100)	1,400

Income (loss) from operations	41,300	(30,600)	10,700
Depreciation and amortization	9,400	3,100	12,500
Share based compensation	16,600	4,000	20,600
Acquisition-related compensation(1)	2,200	3,500	5,700

Non-GAAP net adjusted EBITDA	$69,500	$(20,000)	$49,500

(1) Includes charges to operations for portions of merger consideration accounted for as compensation expense under GAAP.

	High End of Guidance
	2017
	Monotype	Olapic	Combined
GAAP net income (loss)	$2,200	$(1,900)	$300
Interest expense, net	2,900	—	2,900
Other expense, net	5,100	500	5,600
Provision (benefit) for income taxes	33,100	(28,200)	4,900

Income (loss) from operations	43,300	(29,600)	13,700
Depreciation and amortization	9,400	3,100	12,500
Share based compensation	16,600	4,000	20,600
Acquisition-related compensation(1)	2,200	3,500	5,700

Non-GAAP net adjusted EBITDA	$71,500	$(19,000)	$52,500

(1) Includes charges to operations for portions of merger consideration accounted for as compensation expense under GAAP.

MONOTYPE IMAGING HOLDINGS INC. RECONCILIATION OF FORECAST GAAP NET INCOME (LOSS) TO FORECAST PRO FORMA NON-GAAP NET ADJUSTED EBITDA (Unaudited and in thousands)

	Low End of Guidance
	Q4 2017
	Monotype	Olapic	Combined
GAAP net income (loss)	$1,300	$(1,200)	$100
Interest expense, net	800	—	800
Other expense, net	1,500	—	1,500
Provision (benefit) for income taxes	5,500	(5,300)	200

Income (loss) from operations	9,100	(6,500)	2,600
Deferred revenue impairment(1)	—	300	300
Depreciation and amortization	2,300	800	3,100
Share based compensation	4,200	1,100	5,300
Acquisition-related compensation(2)	600	900	1,500

Pro Forma non-GAAP net adjusted EBITDA	$16,200	$(3,400)	$12,800

(1) Pro Forma non-GAAP net adjusted EBITDA includes $0, $0.3 million and $0.3 million, respectively, to add back the estimated purchase accounting adjustment for the impairment of deferred revenue.
(2) Includes charges to operations for portions of merger consideration accounted for as compensation expense under GAAP.

	High End of Guidance
	Q4 2017
	Monotype	Olapic	Combined
GAAP net income (loss)	$1,800	$(1,000)	$800
Interest expense, net	800	—	800
Other expense, net	800	—	800
Provision (benefit) for income taxes	7,700	(4,500)	3,200

Income (loss) from operations	11,100	(5,500)	5,600
Deferred revenue impairment(1)	—	300	300
Depreciation and amortization	2,300	800	3,100
Share based compensation	4,200	1,100	5,300
Acquisition-related compensation(2)	600	900	1,500

Pro Forma non-GAAP net adjusted EBITDA	$18,200	$(2,400)	$15,800

(1) Pro Forma non-GAAP net adjusted EBITDA includes $0, $0.3 million and $0.3 million, respectively, to add back the estimated purchase accounting adjustment for the impairment of deferred revenue.
(2) Includes charges to operations for portions of merger consideration accounted for as compensation expense under GAAP.

MONOTYPE IMAGING HOLDINGS INC. RECONCILIATION OF FORECAST GAAP NET INCOME (LOSS) TO FORECAST PRO FORMA NON-GAAP NET ADJUSTED EBITDA (Unaudited and in thousands)

	Low End of Guidance
	2017
	Monotype	Olapic	Combined
GAAP net income (loss)	$2,100	$(2,000)	$100
Interest expense, net	2,900	—	2,900
Other expense, net	5,800	500	6,300
Provision (benefit) for income taxes	30,500	(29,100)	1,400

Income (loss) from operations	41,300	(30,600)	10,700
Deferred revenue impairment(1)	—	3,300	3,300
Depreciation and amortization	9,400	3,100	12,500
Share based compensation	16,600	4,000	20,600
Acquisition-related compensation(2)	2,200	3,500	5,700

Pro Forma non-GAAP net adjusted EBITDA	$69,500	$(16,700)	$52,800

(1) Pro Forma non-GAAP net adjusted EBITDA includes $0, $3.3 million and $3.3 million, respectively, to add back the estimated purchase accounting adjustment for the impairment of deferred revenue.
(2) Includes charges to operations for portions of merger consideration accounted for as compensation expense under GAAP.

	High End of Guidance
	2017
	Monotype	Olapic	Combined
GAAP net income (loss)	$2,200	$(1,900)	$300
Interest expense, net	2,900	—	2,900
Other expense, net	5,100	500	5,600
Provision (benefit) for income taxes	33,100	(28,200)	4,900

Income (loss) from operations	43,300	(29,600)	13,700
Deferred revenue impairment(1)	—	3,300	3,300
Depreciation and amortization	9,400	3,100	12,500
Share based compensation	16,600	4,000	20,600
Acquisition-related compensation(2)	2,200	3,500	5,700

Pro Forma non-GAAP net adjusted EBITDA	$71,500	$(15,700)	$55,800

(1) Pro Forma non-GAAP net adjusted EBITDA includes $0, $3.3 million and $3.3 million, respectively, to add back the estimated purchase accounting adjustment for the impairment of deferred revenue.
(2) Includes charges to operations for portions of merger consideration accounted for as compensation expense under GAAP.

MONOTYPE IMAGING HOLDINGS INC. RECONCILIATION OF FORECAST GAAP EARNINGS PER DILUTED SHARE TO FORECAST NON-GAAP EARNINGS PER DILUTED SHARE (Unaudited and in thousands, except share and per share data)

	Low End of Guidance
	Q4 2017
	Monotype	Olapic	Combined
GAAP net income (loss)	$1,300	$(1,200)	$100
Amortization, net of tax of $1,000, $600 and $1,600, respectively	200	100	300
Share based compensation, net of tax of $3,400, $900 and $4,300, respectively	800	200	1,000
Acquisition-related compensation, net of tax of $0, $0 and $0, respectively(1)	600	900	1,500

Non-GAAP net income (loss)	$2,900	$—	$2,900

GAAP earnings (loss) per diluted share	$0.03	$(0.03)	$—
Amortization, net of tax of $0.03, $0.02 and $0.05, respectively, per diluted share	0.01	—	0.01
Share based compensation, net of tax of $0.09, $0.02 and $0.11, respectively, per diluted share	0.02	0.01	0.03
Acquisition-related compensation, net of tax of $0.00, $0.00 and $0.00, respectively, per diluted share(1)	0.02	0.02	0.04

Non-GAAP earnings (loss) per diluted share	$0.08	$—	$0.08

Weighted average diluted shares used to compute earnings per share	39,900	39,900	39,900

Assumes 81% effective tax rate. Please note, we anticipate the potential for increased volatility in the effective tax rate from the continuing impact of ASU 2016-09, Improvements to Employee Share-Based Payment Accounting.

(1) Includes charges to operations for portions of merger consideration accounted for as compensation expense under GAAP.

	High End of Guidance
	Q4 2017
	Monotype	Olapic	Combined
GAAP net income (loss)	$1,800	$(1,000)	$800
Amortization, net of tax of $1,000, $600 and $1,600, respectively	200	100	300
Share based compensation, net of tax of $3,400, $900 and $4,300, respectively	800	200	1,000
Acquisition-related compensation, net of tax of $0, $0 and $0, respectively(1)	600	900	1,500

Non-GAAP net income (loss)	$3,400	$200	$3,600

GAAP earnings (loss) per diluted share	$0.05	$(0.03)	$0.02
Amortization, net of tax of $0.03, $0.02 and $0.05, respectively, per diluted share	0.01	—	0.01
Share based compensation, net of tax of $0.09, $0.02 and $0.11, respectively, per diluted share	0.02	0.01	0.03
Acquisition-related compensation, net of tax of $0.00, $0.00 and $0.00, respectively, per diluted share(1)	0.02	0.02	0.04

Non-GAAP earnings (loss) per diluted share	$0.10	$—	0.10

Weighted average diluted shares used to compute earnings per share	39,900	39,900	39,900

Assumes 81% effective tax rate. Please note, we anticipate the potential for increased volatility in the effective tax rate from the continuing impact of ASU 2016-09, Improvements to Employee Share-Based Payment Accounting.

(1) Includes charges to operations for portions of merger consideration accounted for as compensation expense under GAAP.

MONOTYPE IMAGING HOLDINGS INC. RECONCILIATION OF FORECAST GAAP EARNINGS PER DILUTED SHARE TO FORECAST NON-GAAP EARNINGS PER DILUTED SHARE (Unaudited and in thousands, except share and per share data)

	Low End of Guidance
	2017
	Monotype	Olapic	Combined
GAAP net income (loss)	$2,100	$(2,000)	$100
Amortization, net of tax of $4,700, $2,800 and $7,500, respectively	300	150	450
Share based compensation, net of tax of $16,000, $3,700 and $19,700, respectively	950	300	1,250
Acquisition-related compensation, net of tax of $0, $0 and $0, respectively(1)	2,200	3,500	5,700

Non-GAAP net income (loss)	$5,550	$1,950	$7,500

GAAP earnings (loss) per diluted share	$0.05	$(0.05)	$—
Amortization, net of tax of $0.12, $0.07 and $0.19, respectively, per diluted share	0.01	0.00	0.01
Share based compensation, net of tax of $0.40, $0.09 and $0.49, respectively, per diluted share	0.02	0.01	0.03
Acquisition-related compensation, net of tax of $0.00, $0.00 and $0.00, respectively, per diluted share(1)	0.06	0.09	0.15

Non-GAAP earnings (loss) per diluted share	$0.14	$0.05	$0.19

Weighted average diluted shares used to compute earnings per share	39,800	39,800	39,800

Assumes 94% effective tax rate. Please note, we anticipate the potential for increased volatility in the effective tax rate from the continuing impact of ASU 2016-09, Improvements to Employee Share-Based Payment Accounting.

(1) Includes charges to operations for portions of merger consideration accounted for as compensation expense under GAAP.

	High End of Guidance
	2017
	Monotype	Olapic	Combined
GAAP net income (loss)	$2,200	$(1,900)	$300
Amortization, net of tax of $4,700, $2,800 and $7,500, respectively	300	150	450
Share based compensation, net of tax of $16,000, $3,700 and $19,700, respectively	950	300	1,250
Acquisition-related compensation, net of tax of $0, $0 and $0, respectively (1)	2,200	3,500	5,700

Non-GAAP net income (loss)	$5,650	$2,050	$7,700

GAAP earnings (loss) per diluted share	$0.06	$(0.05)	$0.01
Amortization, net of tax of $0.12, $0.07 and $0.19, respectively, per diluted share	0.01	0.00	0.01
Share based compensation, net of tax of $0.40, $0.09 and $0.49, respectively, per diluted share	0.02	0.01	0.03
Acquisition-related compensation, net of tax of $0.00, $0.00 and $0.00, respectively, per diluted share(1)	0.06	0.09	0.15

Non-GAAP earnings (loss) per diluted share	$0.15	$0.05	$0.20

Weighted average diluted shares used to compute earnings per share	39,800	39,800	39,800

Assumes 94% effective tax rate. Please note, we anticipate the potential for increased volatility in the effective tax rate from the continuing impact of ASU 2016-09, Improvements to Employee Share-Based Payment Accounting.

(1) Includes charges to operations for portions of merger consideration accounted for as compensation expense under GAAP.

CONTACT:
Investor Relations:
Monotype
Chris Brooks, 781-970-6120
ir@monotype.com